SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2004

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

17140 Bernardo Center Drive, Suite 222
San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.

     On November 11, 2004, BioMed Realty Trust, Inc. issued a press release regarding its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1. Also, on November 11, 2004, BioMed Realty Trust conducted a conference call and audio web cast regarding its financial results for the third quarter ended September 30, 2004. A copy of the presentation transcript is attached hereto as Exhibit 99.2.

     The information contained in this Current Report, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of BioMed Realty Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c) The following exhibits are furnished herewith:

Exhibit
Number	Description of Exhibit
99.1	Press release issued by BioMed Realty Trust, Inc. on November 11, 2004.
99.2	Transcript of conference call of BioMed Realty Trust, Inc. conducted on November 11, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2004	BIOMED REALTY TRUST, INC.

By: /s/ JOHN F. WILSON, II

Name: John F. Wilson, II
Title: Chief Financial Officer